Exhibit 99.1

Parts and Platforms: Building the American Drone Industry NYSE American: UMAC Investor Presentation August 2025

FORWARD - LOOKING STATEMENTS 2 This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward - looking statements. These statements include our growth strategy including the development of additional Blue List components, proposed federal legislation favoring the drone industry, proposed Federal Aviation Agency (“FAA”) rules facilitating the further commercialization of drones, expected additional government spending for drones and drone components, the impact of the Rotor Lab acquisition on our motor production schedule, our expectations that our first deliveries drone motors will be shipped in late September 2025, and industry forecasts concerning the drone industry and its components. The results expected by some or all of these forward - looking statements may not occur. Factors that affect our ability to achieve these results include (i) the Risk Factors contained in our Form 10 - Q, filed with the SEC on August 14, 2025, Prospectus Supplement filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2025 and in our Form 10 - K for the year ended December 31, 2024 (ii) the impact of and duration of the United States tariff policies on our drone business, (iii) the continuation of the wars in Ukraine and Israel, (iv) supply chain issues that may arise, and (v) governmental delays, including the failure to pass legislation which supports our business and the failure of the FAA to pass new rules or even if passed, litigation that may adversely affect the benefits anticipated from such FAA rules. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Any forward - looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

3 Targeting specific segments of the drone industry • Retail FPV Sales • Enterprise Drone Components Strong demonstrated growth and health financial profile • Each quarter has had increasing revenues with 65% year over year growth for Q1 + Q2 2025 • B2B business has launched – 4 Blue Framework products and B2B revenue is up 3.5x from H1 to H2 2024 • Approx. $81M cash on hand – no debt Legislation Driving near and long - term opportunities • Recent U.S. legislation is creating a U.S. drone market that has historically been dominated by Chinese companies • The global conflicts are creating a government urgency to quickly invest in and build a domestic supply chain from components to finished drones and drone software • FAA rulemaking will enable dramatic growth in U.S. domestic market in 2027 • Recent Executive Orders should open more U.S. Government money for the industry US - based development and assembly provides a strong competitive advantage • Signed lease on a 17,000 sq ft motor manufacturing facility in Orlando, FL • Acquisition of Rotor Lab to expand and accelerate motor production • Made - in - USA extremely attractive amid national security concerns and tariffs • Regulatory and DoD procurement provide for major immediate growth drivers • Launched multiple US - made and NDAA compliant approved for BLUE UAS Framework INVESTMENT HIGHLIGHTS 3

4 Strong B2C Foundation: Unusual Machines has hardware brands (Rotor Riot and Fatshark) that have a loyal consumer following. This creates a strong brand equity foundation to build upon. B2C delivers R&D and Market Insights: Consumer products act as an amazing testbed for the technologies. Retail products drive brand recognition and customer “buzz” as enterprise buyers keep a pulse on consumer channels. Growth Strategy: • Continued organic growth of our retail businesses • Accelerate onshoring of Blue Framework and NDAA compliant drone components • Use retail positioning to drive sales into the B2B and B2G market segments • Scale motor production and sales Acquisitions: Continue to pursue targeted acquisitions the accelerate growth in key segments COMPANY GROWTH AND STRATEGY 1. We have agreed to enter into a five year non - compete agreement which precludes us from selling drones directly to the U.S. Department of Defense without Red Cat Approval

5 91K+ 285K+ 166K+ YouTube Subscribers Unique Registered Customers Social Media Followers ▪ Rotor Riot is at the center of the high - performance drone market and has a large following of FPV drone pilots ▪ Online store with drone parts and ready - to - fly drones are featured in Rotor Riot’s extensive media ▪ Components are already sold at scale to a wide range of customers RETAIL BUSINESS As of August 2025

6 FLIGHT CONTROLLER ▪ In the last six months - 4 critical Components joined DIU Blue Framework (Flight Controller, Motor Controller, Camera, VTX) with more in development ▪ Last six months of sales indicate revenue from enterprise sales has grown nearly 3.5x from before the launch. Enterprise revenue accounted for approximately 30% of our revenue during Q2 2025. ▪ Currently building our a 17,000 sqft U.S. drone motor factory with first deliveries expected in late September ▪ Acquisition of Rotor Lab to expand and accelerate our motor production HARDWARE COMPONENTS ELECTRONIC SPEED CONTROLLER ANALOG CAMERA

MOTOR PRODUCTION

Critical Demand: Unusual Machines is establishing domestic production of high-performance drone motors to reduce reliance on foreign suppliers.

U.S. Facility:

- Orlando, FL – 17,000 sq ft facility
- Production Start: September 2025
- Initial Focus: 2207, 2807, 3220 class motors (5", 7", 10" prop sizes)

Acquisition of Rotor Lab:

- Signed definitive agreement to acquire Rotor Lab, an Australia-based motor developer and manufacturer
- Expected to close in August 2025, subject to customary closing conditions
- Provides proven engineering expertise and established international sales channels and customer relationships


UNUSUAL
MACHINES



Dual Head Flyer Stator Winding Machine

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8 0 2024 2030 Drone Market Size and Forecast 2024 - 2030 60 50 40 30 20 10 Revenues in Billion USD 2025 2026 2027 2028 2029 Global Drone Market Report 2023 - 2030 by Drone Industry Insights U.S. Drone market expected to be $31.34B by 2034 (CAGR ~17%) with $4B for UTM software by 2030 The drone flight control system market, valued at $15.53B in 2021, is projected to reach $28.86B by 2031 2 The drone motor market size was valued at $2.6B in 2021 and is projected to reach $9.9B by 2031 3 There is legislation aimed at enhancing the U.S.'s competitiveness in emerging technologies like drones and reducing dependence on tech imports, particularly from China 5 . 1. 2. 3. 4. 5. Global Drone Market Report 2023 - 2030 by Drone Industry Insights Allied Market Research Drone Flight Controller System Market Size, Share, Competitive Landscape and Trend Analysis Report 2023 - 2032 Allied Market Research Drone Motor Market Size, Share, Competitive Landscape and Trend Analysis Report 2021 - 2031 Ukraine to produce one million drones next year, Zelenskiy says : https://www.reuters.com/world/europe/ukraine - produce - one - million - drones - next - year - zelenskiy - says - 2023 - 12 - 19/ U.S. Drone Act Proposal: https:// www.congress.gov/bill/118th - congress/senate - bill/473/all - info#:~:text=Introduced%20in%20Senate%20(02%2F16%2F2023)&text=This%20bill%20bans%20the%20procurement,control%20by%20China%2C% 20w ith%20exceptions. MARKET OPPORTUNITY

9 DIU BLUE COMPONENT SUPPLIERS BLUE DRONE MANUFACTURERS SOFTWWARE AND SERVICE PROVIDERS U.S. DRONE LANDSCAPE OTHER MANUFACTURERS

U.S. ONSHORING:

RECENT AND PROPOSED LEGISLATION PRESENTS A MULTI-BILLION DOLLAR US MARKET

AMERICAN SECURITIES DRONE ACT (2023)

- Prohibits the use or purchase of Chinese-manufactured drones by government agencies and contractors

TARIFFS (2025)

- The U.S. increased tariffs on suppliers from China from an effective rate of 15% to 30% - we have been onshoring so this is a competitive cost advantage for our retail and enterprise sales

NATIONAL DEFENSE AUTHORIZATION ACT (2025)

- China is designated as a "covered foreign entity"
- A ban has been imposed on drones manufactured by DJI, Autel, and parts by T-motor
- The U.S. Government is prohibited from purchasing drones that contain critical components manufactured in China,

COUNTERING CCP DRONES ACT (2025)

- Prohibits the use of drones by entities associated with the Chinese Communist Party (CCP) by banning DJI from FCC approvals
- Establishes a rigorous vetting process for drone technology used in national security contexts.
- Encourages the development and adoption of domestically produced drones to reduce reliance on foreign technology.

1. Defense News. (2023, December 19). 'Replicator: An Inside Look at the Pentagon's Ambitious Drone Program.' Retrieved March 15, 2024, from https://www.defensenews.com/pentagon/2023/12/19/replicator-an-inside-look-at-the-pentagons-ambitious-drone-program/

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STRATEGIC ROADMAP Near - Term: ▪ Expand product offering and B2B Hardware Sales ▪ Build out U.S. drone motor production capabilities ▪ Close acquisition of Rotor Lab to accelerate motor production ▪ Add to the team and build out a sales organization Longer - Term: ▪ Continue to develop and support Blue Framework components that meet requirements for our customers in the defense market ▪ Launch integrated Hardware and Software for the domestic enterprise market based on our customers needs 11

FINANCIAL STRENGTH AND CASH MANAGEMENT 12 Revenue Growth: ▪ Continued revenue growth quarter over quarter ▪ 65% revenue growth for 1H 2025 as compared to prior year pro forma revenue ▪ Slight margin decline in Q1 related to tariffs Cash and Cash Burn: ▪ Current cash balance approx. $81M after July 2025 registered direct ▪ No debt ▪ Operational cash burn is around $850K per quarter with an increase expected as we build up our motor production facility and add additional staff

13 Common Stock: 2,379,162 shares Management + Board 28,058,624 shares Common Shares – Free Float 30,437,786 shares Total Common Shares 656,642 shares Rotor Lab Acquisition (Pro Forma) 3 31,652,309 shares Total Common Post Rotor Lab Acq. (est.) 3 Other Equity: 164,473 shares PIPE Warrants – Insiders ($1.99 strike) 998,500 shares Representative Warrants 782,850 shares EIP Issuances 1,739,261 shares EIP Availability for Issuance As of August 6, 2025. The pro forma amounts include the estimated shares issued for Rotor Lab Acquisition based on the 20 - day VWAP at signing of SPA. This is for the initial consideration only. Capitalization Table

Dr. Allan Evans, Chief Executive Officer Chief Executive Officer. Previously served as Chief Operating Officer at Red Cat (Nasdaq: RCAT) and CEO of Fat Shark. His career includes board membership at Ballast Technologies and co - founding Avegant. His expertise spans new technologies, engineering, business development, and corporate strategy. Brian Hoff, Chief Financial Officer Chief Financial Officer . Brings extensive experience in leading high growth accounting & finance teams at companies including Auddia, Inc . (Nasdaq : AUUD), STACK Infrastructure, and Coalfire . Jeff Thompson, Director CEO and Chairman Red Cat Holdings (NASDAQ: RCAT). Thompson is a serial tech entrepreneur who has led companies from the startup phase to successful exits and IPOs. Cristina A. Colon, Director Chair Governance Committee. She is an attorney currently admitted to practice federal law and state law in the District of Columbia and Florida. She is the CEO of Cinmarc, a multi - faceted consulting firm working with public housing authorities and local governments. Robert Lowry, Director Chair Comp Committee. Over 38 years of business experience in the financial and securities industries. Degrees in Economics and Finance and a Certified Financial Planner with series 63, series 7 licenses. Sanford “Sandy” Rich, Director Chair Audit Committee. Executive Director of the NYC Board of Education Retirement System. Sandy is an SEC audit committee financial expert, a member of the Investor Advisory Group of the PCAOB, and has served as both CEO and CFO of public and private companies. Drew Camden, Chief Operating Officer Chief Operating Officer. As President of Rotor Riot from 2018, Camden expanded into media and e - commerce, established a headquarters in Orlando, and launched a successful FPV drone line. This leadership resulted in Rotor Riot's acquisition by Red Cat Holdings in 2020, with the company achieving a 50% average yearly revenue growth under his direction. LEADERSHIP 14

15 Targeting specific segments of the drone industry • Retail FPV Sales • Enterprise Drone Components Strong demonstrated growth and health financial profile • Each quarter has had increasing revenues with 65% year over year growth for Q1 + Q2 2025 • B2B business has launched – 4 Blue Framework products and B2B revenue is up 3.5x from H1 to H2 2024 • Approx. $81M cash on hand – no debt Legislation Driving near and long - term opportunities • Recent U.S. legislation is creating a U.S. drone market that has historically been dominated by Chinese companies • The global conflicts are creating a government urgency to quickly invest in and build a domestic supply chain from components to finished drones and drone software • FAA rulemaking will enable dramatic growth in U.S. domestic market in 2027 • Recent Executive Orders should open more U.S. Government money for the industry US - based development and assembly provides a strong competitive advantage • Signed lease on a 17,000 sq ft motor manufacturing facility in Orlando, FL • Acquisition of Rotor Lab to expand and accelerate motor production • Made - in - USA extremely attractive amid national security concerns and tariffs • Regulatory and DoD procurement provide for major immediate growth drivers • Launched multiple US - made and NDAA compliant approved for BLUE UAS Framework INVESTMENT HIGHLIGHTS 15

16 INVESTOR CONTACT Email: investors@unusualmachines.com Tel: +1 (917) 633 - 8980 4677 L B McLeod Rd Suite J Orlando, FL 32811 United States